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		      SECURITIES AND EXCHANGE COMMISSION

			    Washington, D.C. 20549



				   FORM 8-K

				CURRENT REPORT

			 Pursuant to Section 13 or 15(d)
		    of the Securities Exchange Act of 1934




	 Date of Report (Date of earliest event reported):  December 19, 1995


			  COCA-COLA ENTERPRISES INC.

	      (Exact name of registrant as specified in its charter)



	 Delaware                  01-09300                 58-0503352
	(State of            (Commission File No.)        (IRS Employer
      Incorporation)                                    Identification No.)




	      2500 Windy Ridge Parkway, Atlanta, Georgia 30339
	(Address of principal executive offices, including zip code)

			       (770) 989-3000
	   (Registrant's telephone number, including area code)












					Page 1 of 7 pages
					Exhibit Index page 4








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Item 5.   Other Events
	  ------------
	  On December 19, 1995, Coca-Cola Enterprises Inc. (the "Company") issued a press release announcing changes in the Company's share repurchase program and an increase during the fourth quarter of 1995 and in 1996 of certain noncash expenses.


Item 7.   Financial Statements and Exhibits
------    ---------------------------------
	  (c) Exhibits.


	  28   Press Release of Coca-Cola Enterprises Inc. issued
	       December 19, 1995











































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	      ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

				 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				     COCA-COLA ENTERPRISES INC.
				     (Registrant)


				       LOWRY F. KLINE
Date:  December 20, 1995           By:------------------------------
				   Lowry F. Kline
				   General Counsel








































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			   COCA-COLA ENTERPRISES INC.

				 EXHIBIT INDEX


Exhibit No.                                                     Page


    28         Press release of Coca-Cola Enterprises Inc.         5
	       issued December 19, 1995
















































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			   COCA-COLA ENTERPRISES INC.

				 EXHIBIT INDEX


Exhibit No.                                                     Page


    28         Press Release of Coca-Cola Enterprises Inc.       5
	       issued December 19, 1995

















































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